UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

QUINTILES TRANSNATIONAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4820 Emperor Blvd. Durham, North Carolina		27703
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers.

On March 3, 2016, the Compensation and Talent Development Committee (the “Compensation Committee”) of the Board of Directors of Quintiles Transnational Holdings Inc. (the “Company”) approved equity grants to the Company’s chief executive officer and certain other executives. Based on its review of the Company’s financial performance, each executive’s individual performance and other relevant factors, the Compensation Committee determined to grant non-qualified stock options (“Options”) and performance units (“PUs”) to each of its executive officers as follows: Thomas H. Pike (128,900 Options and 42,524 PUs); Kevin K. Gordon (46,900 Options and 15,463 PUs); Michael R. McDonnell (23,400 Options and 7,732 PUs); and James H. Erlinger III (18,700 Options and 6,185 PUs).

Provided that the executive officers continue to render services to the Company through the applicable vesting date, the Options awarded to Messrs. Gordon, McDonnell and Erlinger will vest in four equal annual installments beginning on the first anniversary of the grant date, and the Options awarded to Mr. Pike will vest in two equal installments on the third and fourth anniversaries of the grant date. The PUs have a three-year cumulative performance period beginning January 1, 2016 and ending December 31, 2018 (the “Performance Period”) and will vest, if at all, based on the degree to which the Company achieves certain cumulative total revenue and total adjusted earnings per share (each as defined in the award agreements) goals during the Performance Period, up to 200% of the number of PUs awarded. Any vesting of the PUs will occur on the later of the last day of the Performance Period and the date the Compensation Committee makes its determination regarding the degree to which the performance goals have been met.

The form of award agreement awarding the Options (the “Option Award Agreement”) and the form of award agreement awarding the PUs (the “PU Award Agreement”) were attached as Exhibit 10.23 to the Company’s Registration Statement on Form S-1/A filed with the Securities and Exchange Commission (the “SEC”) on April 19, 2013 and Exhibit 10.35 to the Company’s Annual Report on Form 10-K filed with the SEC on February 12, 2015, respectively, and each is incorporated herein by reference. The foregoing description of the awards is qualified in its entirety by reference to the complete terms and conditions of the Option Award Agreement and the PU Award Agreement, as well as the terms and conditions of the Plan, which was attached as Exhibit 10.22 to the Company’s Registration Statement on Form S-1/A filed with the SEC on April 19, 2013 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2016	QUINTILES TRANSNATIONAL HOLDINGS INC.

	By:	/s/ James H. Erlinger III
James H. Erlinger III
Executive Vice President, General Counsel and Secretary